Exhibit 99.1

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS

CASE NUMBER: 04-31200 HDH-11

JUDGE: HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MAY 31, 2004

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARERS (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARERS HAVE ANY KNOWLEDGE.

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

RESPONSIBLE PARTY:

/S/ W. MICHAEL SMITH	CHIEF OPERATING AND FINANCIAL OFFICER

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

W. MICHAEL SMITH	JUNE 18, 2004

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARERS:

/S/ ROBERT GRAY	CHIEF ACCOUNTING OFFICER

ORIGINAL SIGNATURE OF PREPARER	TITLE

ROBERT GRAY	JUNE 18, 2004

PRINTED NAME OF PREPARER	DATE

/S/ NEIL READ	DIRECTOR OF REVENUE ASSURANCE

ORIGINAL SIGNATURE OF PREPARER	TITLE

NEIL READ	JUNE 18, 2004

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-1

CASE NUMBER: 04-31200 HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ASSETS		AMOUNT	Feb-04	Mar-04	Apr-04	May-04
1.	UNRESTRICTED CASH (NOTE 2)	$2,157,646	$3,192,225	$3,338,549	$3,251,555	$3,322,825
2.	RESTRICTED CASH		$0	$0	$0	$0

3.	TOTAL CASH	$2,157,646	$3,192,225	$3,338,549	$3,251,555	$3,322,825

4.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797	$3,321,467	$3,308,825
5.	INVENTORY	$1,383,632	$1,267,435	$1,158,623	$1,189,385	$1,016,560
6.	NOTES RECEIVABLE	$0	$0	$0	$0	$0
7.	PREPAID EXPENSES	NOTE 1	$290,134	$277,878	$295,831	$315,073
8.	OTHER: (ATTACH LIST) SEE ATTACH. 1.1	$349,891	$1,712,659	$1,705,566	$1,666,735	$1,713,664

9.	TOTAL CURRENT ASSETS	$7,246,533	$9,805,299	$9,920,413	$9,724,973	$9,676,947

10.	PROPERTY, PLANT & EQUIPMENT		$26,547,981	$26,448,921	$26,396,615	$26,500,588
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$(23,436,339)	$(23,510,823)	$(23,628,775)	$(23,754,931)

12.	NET PROPERTY, PLANT & EQUIPMENT (SEE NOTE 3)	$1,969,104	$3,111,642	$2,938,098	$2,767,840	$2,745,657

13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) SEE ATTACH. 1.1 (NOTE 5)	$1,487,144	$35,488,075	$35,157,710	$34,819,746	$5,557,430
15.	OTHER

16.	TOTAL ASSETS	$10,702,781	$48,405,016	$48,016,221	$47,312,559	$17,980,034

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$260,267	$315,282	$290,922	$291,727
18.	TAXES PAYABLE		$175,051	$217,293	$256,993	$266,627
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES					$10,000
21.	SECURED DEBT
22.	OTHER
	ACCRUED EXPENSES & OTHER LIABILITIES (NOTE 4)		$703,887	$886,671	$1,091,242	$883,050

23.	TOTAL POSTPETITION LIABILITIES		$1,139,205	$1,419,246	$1,639,157	$1,451,404

PREPETITION LIABILITIES
24.	SECURED DEBT	$0	$0	$0	$0	$0
25.	PRIORITY DEBT	$553,826	$288,204	$257,577	$243,397	$389,619
26.	UNSECURED DEBT	$19,514,545	$19,793,028	$19,932,491	$20,069,314	$20,530,287
27.	OTHER (ATTACH LIST) SEE ATTACH. 1.2		$722,547	$546,553	$440,072	$1,048,714

28.	TOTAL PREPETITION LIABILITIES	$20,068,371	$20,803,779	$20,736,621	$20,752,783	$21,968,620

28A.	DEFERRED PRODUCT & SERVICE REVENUE		$8,480,301	$8,203,981	$7,840,424	$7,478,769
28B.	PRODUCT WARRANTY ACCRUAL		$538,097	$506,921	$540,060	$471,935
28C.	ACCRUED EMPLOYEE VACATION EXPENSE		$187,986	$187,986	$187,986	$225,524

29.	TOTAL LIABILITIES	$20,068,371	$31,149,368	$31,054,755	$30,960,410	$31,596,252

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$17,327,691	$17,327,691	$17,327,691	$17,327,691
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(83,430)	$(377,612)	$(986,929)	$(30,945,604)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) SEE ATTACH. 1.2		$11,387	$11,387	$11,387	$1,695

33.	TOTAL EQUITY (DEFICIT)		$17,255,648	$16,961,466	$16,352,149	($13,616,218)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$48,405,016	$48,016,221	$47,312,559	$17,980,034

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1:	NO VALUE WAS REPORTED ON SCHEDULE AS MARKET VALUE IS EITHER $0 OR UNKNOWN.

NOTE 2:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC.

NOTE 3:	SCHEDULE AMOUNT EXCLUDED LEASEHOLD IMPROVEMENTS AND EQUIPMENT RECORDED UNDER CAPITAL LEASE OBLIGATIONS THAT HAVE NO MARKET VALUE.

NOTE 4:	TELECOMMUNICATIONS EXPENSE ACCRUALS OF $402,000 AND REMAINING PAYABLES DUE UNDER EQUIPMENT EXECUTORY LEASE CONTRACTS (ACCOUNTED FOR AS CAPITAL LEASES) OF $180,080 ARE INCLUDED IN THIS BALANCE AT MAY 31, 2004.

NOTE 5:	THE $29.3 MILLION DECREASE IN OTHER ASSETS FROM FROM APRIL TO MAY IS PRIMARILY DUE TO THE RECOGNITION OF AN IMPAIRMENT LOSS ON THE VMI LICENSE RIGHT. SEE FURTHER EXPLANATION IN NOTE 2 OF ON MONTHLY OPERATING SCHEDULE ATTACHMENT 1.1.

MONTHLY OPERATING REPORT - ATTACHMENT 1.1
OTHER ASSETS

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

8. OTHER CURRENT ASSETS

	SCHEDULE	MONTH	MONTH	MONTH	MONTH
	AMOUNT	Feb-04	Mar-04	Apr-04	May-04
LEASE RECEIVABLES (NET)- CURRENT PORTION	$349,891	$339,352	$363,715	$365,301	$357,936
SECURITY DEPOSITS					$131,376
DEFERRED PRODUCT COSTS -CURRENT PORTION	NOTE 1	$1,373,307	$1,341,851	$1,301,434	$1,224,352

TOTAL OTHER CURRENT ASSETS	$349,891	$1,712,659	$1,705,566	$1,666,735	$1,713,664

14. OTHER ASSETS (NON-CURRENT)

	SCHEDULE	MONTH	MONTH	MONTH	MONTH
	AMOUNT	Feb-04	Mar-04	Apr-04	May-04
LICENSE RIGHT (NET)	NOTE 1 & NOTE 2	$32,177,559	$31,959,664	$31,741,769	$2,764,844
LEASE RECEIVABLES (NET)- NON- CURRENT PORTION	$1,313,378	$1,242,340	$1,217,517	$1,198,933	$1,151,851
DEFERRED PRODUCT COSTS -NON-CURRENT PORTION	NOTE 1	$1,853,324	$1,759,378	$1,659,042	$1,546,109
SECURITY DEPOSITS	$173,766	$174,766	$181,066	$179,916	$54,540
DEFERRED FEES & LOAN COSTS — SENIOR NOTES	NOTE 1	$40,085	$40,085	$40,086	$40,086

TOTAL OTHER NON-CURRENT ASSETS	$1,487,144	$35,488,075	$35,157,710	$34,819,746	$5,557,430

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1: NO VALUE REPORTED ON SCHEDULE AS MARKET VALUE OF ASSET IS EITHER $0 OR UNKNOWN.

NOTE 2: On June 14, 2004, the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) approved a Compromise and Settlement Agreement (the “Agreement”) by and among (i) Minorplanet Systems USA, Inc., Caren (292) Limited, and Minorplanet Systems USA Limited and (ii) Minorplanet Limited and Minorplanet Systems plc regarding the license agreement for the Vehicle Management Information (“VMI”) technology which allows the Debtors to use, market and sell the VMI technology until December 31, 2004. The material terms of the Agreement include the following:

(1)	On June 30, 2004, the license agreement converts to a non-exclusive license until December 31, 2004 when it shall terminate.

(2)	From the period beginning June 30, 2004 through December 31, 2004, the territory in which the Debtors’ may market, sell and use the VMI System shall be reduced to the following metropolitan areas: Los Angeles, California; Atlanta, Georgia; Dallas, Texas; and Houston, Texas.

(3)	On July 31, 2004, the Debtors and their affiliates shall no longer use the name, “Minorplanet,” nor any derivative thereof, and shall remove and refrain from using any references to said name.

(4)	The Debtors shall provide Minorplanet Limited, at no cost, 100 AEM 3000 VMI units to USA specifications with accompanying special tariff SIM’s for T-Mobile.

(5)	Minorplanet Limited shall be allowed a general unsecured claim in the amount of $1,000,000 in Minorplanet Systems USA Limited’s bankruptcy case no. 04-31202-SAF-11. On the Effective Date, Minorplanet Limited releases and waives its administrative claim and, as of such date, waives any future R&D fees due under Section 16.4 of the License.

(6)	The Debtors provided to Minorplanet Limited or Minorplanet Systems plc a general release of any and all claims which could have been asserted against Minorplanet Limited or Minorplanet Systems plc by the Debtors.

Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”) requires management to review for impairment of its long lived assets, whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable and exceeds its fair value. Management used an expected present value technique to estimate the fair value of the VMI license right at $2.8 million as of May 31, 2004. Thus, the company recognized an impairment loss of $28.8 million during May.

MONTHLY OPERATING REPORT - ATTACHMENT 1.2
OTHER PRE-PETITION LIABILITIES & DIRECT CHARGES TO EQUITY

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

27. Other Pre-Petition Liabilities

	MONTH	MONTH	MONTH	MONTH
	Feb-04	Mar-04	Apr-04	May-04
Telecommunications accrued expenses	$133,681	$0	$0	$0
General reserve for future tax audits	$275,000	$296,105	$164,736	$29,522
Provision for loss on rejection of executory contracts and other claims	$0	$0	$144,544	$961,051
Other miscellaneous accrued expenses	$313,866	$250,448	$130,792	$58,141

Total Other Pre-Petition Liabilities	$722,547	$546,553	$440,072	$1,048,714

32. Direct Charges to Equity

	MONTH	MONTH	MONTH	MONTH
	Feb-04	Mar-04	Apr-04	May-04
Non-cash stock based compensation expense (stock options accounted for under variable accounting method)	$11,387	$0	$0	($9,692)

Total Direct Charges to Equity	$11,387	$0	$0	($9,692)

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-2

CASE NUMBER: 04-31200 HDH-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
REVENUES		Feb-04	Mar-04	Apr-04	May-04
1.	GROSS REVENUES	$1,850,761	$1,933,612	$1,777,996	$1,838,041
2.	LESS: RETURNS & DISCOUNTS	$2,600	$8,973	$0	$26
3.	NET REVENUE	$1,848,161	$1,924,639	$1,777,996	$1,838,015
COST OF GOODS SOLD
4.	PRODUCT & SERVICES	$980,941	$948,395	$886,601	$874,182

5	TOTAL COST OF GOODS SOLD	$980,941	$948,395	$886,601	$874,182

6	GROSS PROFIT	$867,220	$976,244	$891,395	$963,833
OPERATING EXPENSES
7	OFFICER / INSIDER COMPENSATION	$97,926	$86,616	$95,153	$77,168
8	SELLING & MARKETING (NOTE 1)	$103,367	$95,955	$86,144	$87,751
9	GENERAL & ADMINISTRATIVE (NOTE 1)	$38,711	$363,699	$381,106	$472,290
10	RENT & LEASE — FACILITIES (NOTE 2)	$98,318	$71,713	$71,713	$71,713
11	OTHER
	CUSTOMER SERVICE (NOTE 1)	$103,793	$146,506	$121,174	$125,357
	ENGINEERING & NETWORK SERVICE CENTER (NOTE 1)	$136,727	$152,522	$228,055	$203,108

12	TOTAL OPERATING EXPENSES	$578,842	$917,011	$983,345	$1,037,387

13	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$288,378	$59,233	($91,950)	($73,554)
OTHER INCOME & EXPENSES
14	NON-OPERATING INCOME (ATT. LIST)
	INTEREST INCOME	($38,607)	($32,559)	($31,942)	($31,349)
15	NON-OPERATING EXPENSE (ATT. LIST)
	LOSS ON RETIRED EQUIPMENT	$26,374	$9,525	$7,090	$6,345
	IMPAIRMENT LOSS ON VMI LICENSE RIGHT (NOTE 3)				$28,759,033
16	INTEREST EXPENSE	$17,108	$1,498	$74	$1,366
17	DEPRECIATION / DEPLETION	$142,298	$136,954	$133,880	$127,247
18	AMORTIZATION	$217,894	$217,894	$217,894	$217,894
19	OTHER (ATTACH LIST)
20	NET OTHER (INCOME) & EXPENSES	$365,068	$333,312	$326,996	$29,080,536
REORGANIZATION EXPENSES
21	PROFESSIONAL FEES
22	U.S. TRUSTEE FEES	$0	$0	$11,500	$0
23	OTHER (ATTACH LIST) SEE ATTACH 2.1	$6,740	$20,103	$178,871	$804,585

24	TOTAL REORGANIZATION EXPENSES	$6,740	$20,103	$190,371	$804,585

25	INCOME TAX

26	NET PROFIT (LOSS)	($83,430)	($294,182)	($609,317)	($29,958,675)

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	INCLUDES SALARIES FOR NON-OFFICERS, DEPARTMENTAL BENEFITS AND TAXES, AND OTHER DEPARTMENTAL EXPENSES.

NOTE 2:	FACILITY RENTS NET OF RECEIPTS FROM SUB-LEASES.

NOTE 3:	SEE FURTHER EXPLANATION IN NOTE 2 OF ON MONTHLY OPERATING SCHEDULE ATTACHMENT 1.1.

MONTHLY OPERATING REPORT - ATTACHMENT 2.1
OTHER REORGANIZATION FEES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

23. Other Reorganization Fees

	MONTH	MONTH	MONTH	MONTH
	Feb-04	Mar-04	Apr-04	May-04
Nasdaq - meeting to appeal delisting notice	$5,000
McCord & Associates- press releases related to bankruptcy	1,400
Depository Trust Company - bankruptcy mailing	$340			$440
Loss on write-off of leasehold improvements		$20,103
Loss on sale of regional office furniture (Note 1)			$34,327
Provision for loss on rejection of executory contracts and other claims			$144,544	$804,145

Total Other Reorganization Fees	$6,740	$20,103	$178,871	$804,585

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Note 1:	Sale of regional office furniture was approved by the Bankruptcy Court.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-3

CASE NUMBER: 04-31200 HDH-11

CASH RECEIPTS AND		MONTH	MONTH	MONTH	MONTH
DISBURSEMENTS		Feb-04	Mar-04	Apr-04	May-04
1.	CASH - BEGINNING OF MONTH (NOTE 1)	$2,632,646	$3,192,225	$3,338,549	$3,251,555
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,861,336	$1,174,633	$95,658	$65,821
4.	POSTPETITION	$11,344	$754,259	$1,733,298	$1,755,376
5.	TOTAL OPERATING RECEIPTS	$1,872,680	$1,928,891	$1,828,956	$1,821,197
NON — OPERATING RECEIPTS
6.	LOANS & ADVANCES	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$2,500	$0
8.	OTHER	$2,820	$93	$93	$1,667
9.	TOTAL NON-OPERATING RECEIPTS	$2,820	$93	$2,593	$1,667

10.	TOTAL RECEIPTS	$1,875,501	$1,928,985	$1,831,550	$1,822,864

11.	TOTAL CASH AVAILABLE	$4,508,147	$5,121,209	$5,170,099	$5,074,419
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$475,633	$433,247	$456,455	$437,450
13.	PAYROLL TAXES PAID	$165,981	$187,820	$179,658	$164,332
14.	TRAVEL, ENT. & EXPENSE REIMB.	$28,660	$45,163	$50,518	$43,700
15.	SALES, USE & OTHER TAXES PAID	$146,738	$172,784	$185,625	$125,672
16.	INSURANCE	$182,691	$77,054	$78,965	$101,663
17.	RENTAL / LEASES	$152,369	$147,203	$147,203	$147,203
18.	TELECOM	$91,480	$475,704	$606,152	$503,384
19.	VEHICLE EXPENSES	$19,174	$18,773	$17,401	$20,291
20.	INVENTORY PURCHASES	$4,718	$6,418	$18,582	$24,227
21.	UTILITIES	$1,557	$11,169	$17,247	$21,001
22.	OTHER	$40,182	$207,325	$149,236	$162,232
23.	TOTAL OPERATING DISBURSEMENTS	$1,309,182	$1,782,660	$1,907,044	$1,751,154
REORGANIZATION EXPENSES
24.	PROFESSIONAL FEES	$0	$0	$0	$0
25.	U.S. TRUSTEE FEES	$0	$0	$11,500	$0
26.	OTHER (SEE ATTACHMENT 3.1)	$6,740	$0	$0	$440
27.	TOTAL REORGANIZATION EXPENSES	$6,740	$0	$11,500	$440

28.	TOTAL DISBURSEMENTS	$1,315,922	$1,782,660	$1,918,544	$1,751,594

29.	NET CASH FLOW	$559,578	$146,324	($86,994)	$71,270

30.	CASH - END OF MONTH (NOTE 1)	$3,192,225	$3,338,549	$3,251,555	$3,322,825

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDREWS & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY FTI CONSULTING INC.

MONTHLY OPERATING REPORT - ATTACHMENT 3.1
OTHER REORGANIZATION FEES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

26. Other Reorganization Fees

	MONTH	MONTH	MONTH	MONTH
	Feb-04	Mar-04	Apr-04	May-04
Nasdaq - meeting to appeal delisting notice	$5,000
McCord & Associates- press releases related to bankruptcy	$1,400
Depository Trust Company - bankruptcy mailing	$340			$440

Total Other Reorganization Fees	$6,740	$0	$0	$440

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Monthly Operating Report
CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-4

CASE NUMBER: 04-31200 HDH-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Feb-04	Mar-04	Apr-04	May-04
1.	0-30		$2,240,596	$2,324,803	$2,127,913	$1,955,204
2.	31-60		$867,485	$787,664	$868,195	$819,905
3.	61-90		$219,861	$291,197	$200,159	$298,622
4.	91+		$324,888	$325,404	$364,809	$460,210

5.	TOTAL ACCOUNTS RECEIVABLE		$3,652,830	$3,729,067	$3,561,077	$3,533,941
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		($309,984)	($289,270)	($239,610)	($225,116)

7.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797	$3,321,467	$3,308,825

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: May-04

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$28,660	$1,031	$3,535	$1,193	$34,419
2.	STATE	$181,923	$14,868	$22,917	$12,500	$232,208
3.	LOCAL	$0	$0			$0
4.	OTHER	$0	$0			$0

5.	TOTAL TAXES PAYABLE	$210,583	$15,899	$26,452	$13,693	$266,627

6.	ACCOUNTS PAYABLE	$295,161	$6,566			$301,727

STATUS OF POSTPETITION TAXES	MONTH: May-04

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$2,700	$74,617	$74,917	$2,400
2.	FICA-EMPLOYEE	$0	$34,725	$34,725	$0
3.	FICA-EMPLOYER	$0	$34,725	$34,725	$0
4.	UNEMPLOYMENT	$0	$217	$217	$0
5.	FEDERAL EXCISE TAX (720)	$31,124	$28,374	$27,479	$32,019
6.	OTHER (ATTACH LIST)	$0	$16,365	$16,365	$0

7.	TOTAL FEDERAL TAXES	$33,824	$189,024	$188,428	$34,419

STATE AND LOCAL
8.	WITHHOLDING	$0	$2,552	$2,552	$0
9.	SALES	$160,252	$111,276	$116,980	$154,548
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$3,276	$3,276	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$62,917	$14,744	$0	$77,660
14.	OTHER	$0	$253	$253	$0

15.	TOTAL STATE & LOCAL	$223,169	$132,102	$123,063	$232,208

16.	TOTAL TAXES	$256,993	$321,126	$311,491	$266,627

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-5

CASE NUMBER: 04-31200 HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: May-04

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	BANK:	PNC Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank
B.	ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852
C.	PURPOSE (TYPE):	Money Market	Inc Operating account	Ltd Operating account	Inc Controlled Disbursement account (Note 1)	Inc Controlled Disbursement account (Note 1)
1.	BALANCE PER BANK STATEMENT	$37,581	$1,803,485	$236,389	$38,424	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$7,355
3.	SUBTRACT: OUTSTANDING CHECKS		($22,429)		($266,385)	($49,648)
4.	OTHER RECONCILING ITEMS			$1,152
5.	MONTH END BALANCE PER BOOKS	$37,581	$1,781,056	$244,896	($227,961)	($49,648)
6.	NUMBER OF LAST CHECK WRITTEN				148421	15265

BANK RECONCILIATIONS

		Account #6	Account #7	Account #8	Account #9	Account #10
A.	BANK:	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	Bank of Scotland
B.	ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202
			Inc Payroll Account		Ltd Payroll Account —
C.	PURPOSE (TYPE):	Inc Payroll checking	Certificate of Deposit	Payroll checking	Certificate of Deposit	Corporate bank account
1.	BALANCE PER BANK STATEMENT	$61,729	$811,541	$115,551	$104,253	$2,065
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS	($12,272)		($25,530)
4.	OTHER RECONCILING ITEMS	($1,000)		($4,039)
5.	MONTH END BALANCE PER BOOKS	$48,457	$811,541	$85,982	$104,253	$2,065
6.	NUMBER OF LAST CHECK WRITTEN	20000			12790

BANK RECONCILIATIONS

		Account #11	Account #12	Account #13	Account #14
A.	BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,
B.	ACCOUNT NUMBER:	0883-0168868	20S 07208	Adres & Foley LLP	FTI Consulting Inc.
C.	PURPOSE (TYPE):	Corporate bank account	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)
1.	BALANCE PER BANK STATEMENT	$1,978	$4,947
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$1,978	$4,947	$275,000	$200,000
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS
CASH
12.	CURRENCY ON HAND				$2,678

13.	TOTAL CASH - END OF MONTH				$3,322,825

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.

NOTE 2:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP.

NOTE 3:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC..

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-6

CASE NUMBER: 04-31200 HDH-11

MONTH: May-04

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

		INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Bagley, David (Officer)	Gross salary	$10,733	$42,932
2.	Bagley, David (Officer)	Expense reimbursement	$290	$1,460
3.	Beverley, Michael (Director)	Director fees	$5,000	$19,828
4.	Beverley, Michael (Director)	Expense reimbursement	$9,161	$9,161
5.	Bilbao, Ray (Officer)	Gross salary	$14,875	$59,500
6.	Bilbao, Ray (Officer)	Expense reimbursement	$77	$463
7.	Casey, Dennis (Officer)	Gross salary	$16,667	$66,668
8.	Casey, Dennis (Officer)	Expense reimbursement	$5,231	$22,926
9.	Gray, Robert (Officer)	Gross salary	$8,398	$34,206
10.	Gray, Robert (Officer)	Bonus	$—	$7,191
11.	Gray, Robert (Officer)	Expense reimbursement	$259	$478
12.	Lambert, Robert (Officer)	Gross salary	$11,304	$45,216
13.	Lambert, Robert (Officer)	Expense reimbursement	$316	$871
14.	Quinn, Gerry (Director)	Director fees	$2,500	$9,914
15.	Quinn, Gerry (Director)	Expense reimbursement	$1,381	$1,381
16.	Smith, Michael (Officer)	Gross salary	$14,884	$59,532
17.	Smith, Michael (Officer)	Expense reimbursement	$428	$1,729
18.	Stupka, John (Director)	Director fees	$2,500	$9,914

19.	TOTAL PAYMENTS TO INSIDERS		$104,004	$393,370

		PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	BDO Seidman, LLP	May 10, 2004	Note 1	$11,000	$11,000	$10,000
2.

3	TOTAL PAYMENTS TO PROFESSIONALS		$—	$11,000	$11,000	$10,000

NOTE 1:	THE BANKRUPTCY COURT AUTHORIZED PAYMENT, WITHOUT FORMAL APPLICATION TO THE COURT, OF 100% OF ALL POST PETITION FEES AND EXPENSES TO BDO SEIDMAN, LLP UPON SUBMISSION OF INVOICES.

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Cardinal Collins	$93,203	$(93,203)	$—
2.	10 Street Business	$15,146	$(15,146)	$—
3.	Emkay Inc	$13,630	$(13,630)	$—
4.	Computer Atlanta	$32,772	$(30,142)	$2,630	NOTE 1
5.	Highline Capital	$1,694	$(1,694)	$—
6.	Cisco Systems Capital	$7,018	$(7,018)	$0
7.	N.A.I.	$408	$(408)	$—
8.	IOS Capital	$8,334	$(3,664)	$4,670	NOTE 1
9.	SBC Capital Services	$5,892	$(5,892)	$—
10.	TOTAL	$178,098	$(170,798)	$7,300

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	UNPAID AMOUNTS ASSOCIATED WITH LEASES BEING RE-NEGOTIATED DURING THE BANKRUPTCY PROCEEDINGS.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-7

CASE NUMBER: 04-31200 HDH-11

MONTH: May-04

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

QUESTION 4. SEE ATTACHMENT 7.1

QUESTION 10. SEE POST-PETITION ACCOUNTS PAYABLE AGING AS OF MAY 31, 2004 ON MONTHLY OPERATING REPORT #4. PAST DUE INVOICES AS OF MAY 31, 2004 WERE PAID IN JUNE.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY**
Workers’ Compensation	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$19,000 - Quarterly
Package Commercial General Liability	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$16,600 - Quarterly
Umbrella Liability	Liberty Insurance Underwriters	11/11/03 to 11/11/04	$5,300 - Monthly
Foreign Liability	Great Northern (Chubb)	11/11/03 to 11/11/04	$1000 - Quarterly
Automobile	Texas Pacififc Indemnity Comp (Chubb) & Federal Insurance Co (Chubb)	11/11/03 to 11/11/04	$27,000 - Quarterly
Primary Directors & Officers Liability	United States Fire Insurance Co	06/21/03 to 06/21/04	$125,000 - Annual
Excess Directors & Officers Liability	XL Specialty Insurance Company	06/21/03 to 06/21/04	$100,000 - Annual
Employed Lawyers E & O	Chubb Insurance Co	11/11/03 to 6/21/04	$9,000 - Annual
California Flood & Quake Policy	Scotsdale Insurance Co	06/21/03 to 06/21/04 (will not be renewed in 2004)	$13,500 - Annual
Run Off Directors & Officers Liability	Swett & Crawford	06/23/01 to 06/23/04 (will not be	$210,000 - 3 year policy
renewed in 2004)
Employee Health Insurance	Blue Cross Blue Shield	10/01/03 to 09/30/04	$60,000 - Monthly
Employee Dental Insurance	Safeguard	10/01/03 to 09/30/04	$4,900 - Monthly
Employee Vision Insurance	Spectera	10/01/03 to 09/30/04	$700 - Monthly
Employee Life Insurance	Canada Life Assurance Co	10/01/03 to 09/30/04	$4,300 - Monthly

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

**	REPRESENTS APPROXIMATE PAYMENT AMOUNT.

MONTHLY OPERATING REPORT — ATTACHMENT 7.1

POST-PETITION PAYMENTS OF PRE-PETITITION LIABILITIES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

Check #	Pymt Date	Apply Date	Vendor Code	Payee Name	Amount	Bank Account	Description
4402	14-May	14-May	500342	Ramirez, David	$208.92	Payroll	Employee expense reimbursement
4038	14-May	14-May	742	Lambert, Robert	$114.56	Payroll	Employee expense reimbursement

				Total	$323.48

* Financial information reported includes Minorplanet Systems USA Inc and its wholly-owned subsidiaries, Minorplanet Systems USA Limited and Caren (292) Limited.